Summary Prospectus December 1, 2009


                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group


DWS DISCIPLINED MARKET NEUTRAL FUND






CLASS/Ticker    A   DDMAX    C   DDMCX    INST   DDMIX    S   DDMSX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, Statement of Additional Information and other information about the fund online at https://www.dws-investments.com/ mutualpros. You can also get this information at no cost by e-mailing a request to inquiry.info@dws.com, calling (800) 621-1048 (A, C), (800) 730-1313 (INST)
and (800) 728-3337 (S) or asking your financial advisor. The prospectus and Statement of Additional Information, both dated December 1, 2009, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE


The fund seeks capital appreciation independent of stock market direction.



FEES AND EXPENSES OF THE FUND


These are the fees you may pay when you buy and hold shares in this fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in DWS funds. More information about these and other discounts is available from your financial professional and in Choosing a Share Class in the prospectus (p. 8) and Purchase and Redemption of Shares in the fund's Statement of Additional Information (p. 42).


SHAREHOLDER FEES (paid directly from your investment)


                                           A          C    INST      S
                             ---------------  ---------  ------  -----
Maximum sales charge
(load) on purchases, as %
of offering price                   5.75        None     None    None
---------------------------         -----       --       ------  -----
Maximum contingent
deferred sales charge
(load), as % of redemption
proceeds                         None(1)          1.00   None    None
---------------------------      --------       ------   ------  -----

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)


                                    A          C            INST             S
                            ---------  ---------  --------------  ------------
Management fee                  1.25       1.25         1.25           1.25
--------------------------      ----       ----         ----           ----
Distribution/service
(12b-1) fees                    0.25       0.97        None           None
--------------------------      ----       ----        -----          -----
Dividend expenses on
short sales                     1.20       1.20         1.20           1.20
Administrative fee              0.10       0.10         0.10           0.10
Other expenses                  0.29       0.32         0.16           0.36
TOTAL OTHER EXPENSES            1.59       1.62         1.46           1.66
--------------------------      ----       ----        -----          -----
TOTAL ANNUAL FUND OPERAT-
ING EXPENSES                    3.09       3.84         2.71           2.91
--------------------------      ----       ----        -----          -----

(1) Investments of $1 million or more may be eligible to buy Class A shares without a sales charge (load), but may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the following six months.

Dividends on short sales are dividends paid to the lenders of borrowed securities. Dividend expenses will vary depending on whether the securities the fund borrows (to sell short) pay dividends and the amount of those dividends.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



YEARS           A         C      INST         S
-------  --------  --------  --------  --------
1        $ 869     $ 486     $ 274     $ 294
--       -----     -----     -----     -----
3        1,474     1,172       841       901
--       -----     -----     -----     -----
5        2,102     1,976     1,435     1,533
--       -----     -----     -----     -----
10       3,781     4,070     3,041     3,233
--       -----     -----     -----     -----

You would pay the following expenses if you did not redeem your shares:



YEARS           A         C      INST         S
-------  --------  --------  --------  --------
1        $ 869     $ 386     $ 274     $ 294
--       -----     -----     -----     -----
3        1,474     1,172       841       901
--       -----     -----     -----     -----
5        2,102     1,976     1,435     1,533
--       -----     -----     -----     -----
10       3,781     4,070     3,041     3,233
--       -----     -----     -----     -----

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.

During the most recent fiscal year, the fund's portfolio turnover rate was 525% of the average value of its portfolio.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests in long and short positions of common stock of large US companies. The fund's equity investments will consist mainly of investments in common stocks, but may also include investments in other types of equities such as preferred stocks or convertible stocks.


MANAGEMENT PROCESS. Portfolio management buys (takes long positions in) common stock that it believes are undervalued and sells short common stock (borrows the stock and then sells it) that it believes are overvalued. The fund's investment strategy is designed to maintain approximately equal dollar amounts invested in long and short positions under normal circumstances. By employing this market neutral strategy, the fund seeks to limit the fund's volatility relative to movements in the overall stock market (that is, the fund's price movements are not expected to correlate closely with the market's price movements). Portfolio management attempts to achieve returns for the fund that exceed the return on an investment in 3-month US Treasury Bills.


When the fund takes a long position, it purchases a stock outright. When the fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, the fund buys the same stock in the market and returns it to the lender. The fund makes money when the market price of the borrowed stock goes down and the fund is able to replace it for less than it earned by selling it short. Alternatively, if the price of the stock goes up after the short sale and before the short position is closed, the fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short.


In choosing investments, portfolio management utilizes quantitative techniques. Portfolio management begins by sorting the stocks of the Russell 1000 Index (generally the 1,000 largest publicly traded companies in the United States) into industry groups. Portfolio management then assigns expected levels of return to each stock based on how it compares to others in its industry group according to current and historical data, such as measures of how expensive a stock is, earnings growth potential, and market sentiment.


Next, portfolio management uses a quantitative model to build a portfolio, taking long positions in stocks identified as undervalued and short positions in stocks identified as overvalued. Portfolio management determines the size of each long or short position within defined ranges by analyzing the tradeoffs among a number of factors, including the attractiveness of each position, its estimated impact on the risk of the overall portfolio, and the expected cost of trading. The fund seeks to neutralize market and sector risks, emphasizing stock selection as the primary means of generating returns. Within an industry grouping or sector, portfolio management attempts to maintain a balance between long and short positions. If portfolio management determines that there is a disproportionate amount of attractively valued stocks within a particular industry grouping or sector, portfolio management may overweight the long positions in that grouping or sector. Alternatively, if portfolio management determines that there is a disproportionate amount of overvalued stocks within a particular industry grouping or sector, portfolio management may overweight the short positions in that grouping or sector.



OTHER INVESTMENTS AND TECHNIQUES
--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


STOCK MARKET RISK. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. While the fund is designed so that its price movements should not correlate with those of the overall stock market, if the fund does not achieve this result then its share price may decline when the overall stock market declines.


SECURITY SELECTION RISK. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters. Because the fund takes both long and short positions, the value of the securities held long might decrease and the value of the securities sold short might increase in response to activities of an individual company or in response to general market conditions. In this case, the fund's potential losses could exceed those of other mutual funds that hold only long stock positions.



                                       2
SUMMARY PROSPECTUS December 1, 2009        DWS Disciplined Market Neutral Fund

SHORT SALE RISK. If the fund sells a stock short and subsequently has to buy the security back at a higher price, the fund will lose money on the transaction. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs the fund must pay to a lender of the security. The amount the fund could lose on a short sale is theoretically unlimited (as compared to a long position, where the maximum loss is the amount invested). The use of short sales, which has the effect of leveraging the fund, could increase the exposure of the fund to the market, increase losses and increase the volatility of returns.


The fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and the fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.


INVESTMENT STYLE RISK. To the extent that the fund maintains a style-neutral portfolio, either growth funds or value funds may outperform the fund during any time period when one or the other is in favor. To the extent that the fund's portfolio favors either growth or value stocks, it may perform less well than if it had remained style-neutral if the style it favors underperforms the overall market.


COMPARATIVE RISK. Although portfolio management attempts to achieve returns for the fund that exceed those of 3-month US Treasury Bills, investors should be aware that the fund has higher risks than 3-month US Treasury Bills because, among other differences, Treasury Bills are backed by the full faith and credit of the US Government, have a fixed rate of return, and generally are less volatile than an investment in an equity mutual fund, such as the fund.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). As always, past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus.


CALENDAR YEAR TOTAL RETURNS (%) (Class A)

These year-by-year returns do not include sales charges, and would be lower if they did. Returns for other classes were different and are not shown here.



[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]


                                   -3.84      6.80
                                  2007       2008




Best Quarter: 4.75%, Q4 2008        Worst Quarter: -3.90%, Q3 2008
Year-to-Date as of 9/30/09: -0.21%

AVERAGE ANNUAL TOTAL RETURNS
(for periods ended 12/31/2008 expressed as a %)

These returns include sales charges, if any. Performance of a broad-based index is shown for comparison. Indexes have no sales charges and cannot be invested in directly. After-tax returns (which are shown only for Class A and would be different for other classes) reflect the highest individual federal income tax rates in effect at the time, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.



                                 CLASS          1       SINCE
                             INCEPTION       YEAR   INCEPTION
                           -----------  ---------  ----------
CLASS A before tax          10/13/06       0.66        -2.14
-------------------------   --------      -----       ------
  After tax on
  distributions()                          -0.57       -3.10
  After tax on distribu-
  tions, with sale                         0.46        -2.33
-------------------------  --------       ------      ------
CLASS C before tax          10/13/06       5.84        -0.31
-------------------------   --------      ------      ------
INST CLASS before tax       10/13/06       7.01        0.72
-------------------------   --------      ------      ------
CLASS S before tax          10/13/06       6.95        0.68
-------------------------   --------      ------      ------
CITIGROUP 3-MONTH T-BILL
INDEX                                      1.80        3.39
-------------------------  --------       ------      ------

CITIGROUP 3-MONTH T-BILL INDEX is an unmanaged index, representative of the 3-month Treasury market.


                                       3
SUMMARY PROSPECTUS December 1, 2009        DWS Disciplined Market Neutral Fund

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

ROBERT WANG. Managing Director of Deutsche Asset Management and Portfolio Manager of the fund. Joined the fund in 2006.


JAMES B. FRANCIS, CFA. Director of Deutsche Asset Management and Portfolio Manager of the fund. Joined the fund in 2008.



PURCHASE AND SALE OF FUND SHARES


MINIMUM INITIAL INVESTMENT ($)


                                                            AUTOMATIC
                                 IRAS (AND UGMAS/          INVESTMENT
             NON-IRA           UTMAS FOR CLASS S)               PLANS
        ------------  ---------------------------  ------------------
A C         1,000                  500                      500
------      -----                  ---                      ---
INST    1,000,000                 N/A                      N/A
------  ---------                 ----                     ----
S           2,500                1,000                    1,000
------  ---------                -----                    -----

For participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, there is no minimum initial investment for Class A, C and S shares and no minimum additional investment for Class A and Class S shares. Institutional Class shares also have no additional investment minimum. The minimum additional investment for all other instances is $50. The maximum Automatic Investment Plan investment is $250,000.


TO PLACE ORDERS


MAIL           First Investment          DWS Investments, PO Box 219356
                                         Kansas City, MO 64121-9356
               Additional Investments    DWS Investments, PO Box 219154
                                         Kansas City, MO 64121-9154
               Exchanges and             DWS Investments, PO Box 219557
               Redemptions               Kansas City, MO 64121-9557
EXPEDITED MAIL                          DWS Investments, 210 West 10th Street
                                        Kansas City, MO 64105-1614
WEB SITE                                www.dws-investments.com
TELEPHONE                               Class A or C shares: (800) 621-1048
                                        Institutional Class shares: (800) 730-1313
                                        Class S shares: (800) 728-3337
                                        M - F 9 a.m. - 6 p.m. ET
TDD LINE                                (800) 728-3006, M - F 9 a.m. - 6 p.m. ET


You can buy or sell shares of the fund on any business day at our web site, by mail, or by telephone. The fund is generally open on days when the New York Stock Exchange is open for regular trading.


Institutional Class shares are generally available only to qualified institutions. Class S shares are generally available only to existing Class S shareholders.


TAX INFORMATION


The fund's distributions (dividend and capital gains distributions are expected to be paid annually) are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan.



PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.


                                       4
SUMMARY PROSPECTUS December 1, 2009        DWS Disciplined Market Neutral Fund
DDMNF-SUM